WARRANT AGREEMENT (this "Agreement") dated June 26, 2002, between MEDICAL TECHNOLOGY SYSTEMS, INC., a Delaware corporation (the "Company"), and EUREKA I, L.P., a Delaware limited partnership (the "Purchaser").

     The parties to this Agreement are also parties to a Securities Purchase Agreement dated the date hereof (the "Purchase Agreement"). Section 6 of the Purchase Agreement provides that as a condition of the Purchaser's obligation to purchase and pay for the Series A Preferred Stock, Notes and Warrants (as defined therein), the Company will execute and deliver this Agreement and issue to the Purchaser one or more Warrant Certificates evidencing the Warrants (these and certain other terms being defined in Section 14) to be purchased by the Purchaser on the Closing Date (as defined in the Purchase Agreement).

     NOW, THEREFORE, the parties agree as follows, intending to be legally bound:

     Section 1. Issuance of the Warrants.

     On the date hereof, the Company hereby issues to the Purchaser and, subject to the terms and conditions hereof, the Purchaser hereby acquires from the Company, Warrants to purchase 566,517 shares of Common Stock. The exercise price for the Warrants shall be $0.01 per share, as adjusted from time to time pursuant to Sections 11, 12 and 13 (the "Exercise Price"). Each Warrant entitles the holder thereof to purchase one Warrant Share.

     Section 2. Warrant Certificates.

     The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form of Exhibit A.

     Section 3. Execution of Warrant Certificates.

     Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President, any Vice President, Chief Financial Officer or Treasurer. The Company's corporate seal may but need not be affixed to any Warrant Certificate.

     Section 4. Registration.

     The Company will keep at its principal office a register or registers in which the Company shall record the registrations of the Warrants and the names and addresses of the holders thereof from time to time and all transfers thereof. The Company shall number and register the Warrant Certificates in such register as they are issued by the Company. The Company may deem and treat the registered holders of the Warrant Certificates as the absolute owners thereof, for all purposes, and the Company shall not be affected by any notice to the contrary.

     Section 5. Registration of Transfers, Exchanges or Assignment of Warrants.

     Subject to the limitations of this Section, the Warrant holders shall be entitled to assign their Warrants in whole or in part to any Person, so long as such transferee or assignee executes a counterpart to the Intercreditor Agreement or a joinder thereto, agreeing to be bound by its terms. The Company shall, from time to time, register the transfer of any outstanding Warrant Certificates upon the register maintained by it for that purpose pursuant to
Section 4, upon surrender thereof accompanied by a written instrument or instruments of transfer in the form of the Assignment Form attached to the Warrant Certificate duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by his attorney duly authorized in writing. In the event of any assignment in part, the Exercise Price shall be apportioned between the Warrants to be issued to the holder with respect to that portion not transferred and the Warrants to be issued to the transferee, based on their respective number of Warrants.

     If a transfer is made otherwise than pursuant to an effective registration statement under the Securities Act, the Company may require the transferor to deliver, prior to such transfer, an opinion of counsel, which may be counsel to such transferor, reasonably satisfactory to the Company, that the Warrant or Warrant Shares may be sold without registration under the Securities Act and state securities or blue sky laws. In such event, regardless of whether the Company requires delivery of an opinion of counsel, the Company may also require that the transferee provide, prior to such transfer:

          (1) a written representation, signed by the proposed transferee, that such transferee is purchasing the Warrants or Warrant Shares for investment and not with a view toward distribution;

          (2) an agreement by such transferee to the impression of the restrictive investment legend set forth below on the Warrant or the Warrant Shares;

          (3) an agreement by such transferee that the Company may place a notation in the stock books and the Warrant register of the Company in respect of the restrictions on transfer described in the legend set forth below; and

          (4) an agreement by such transferee to be bound by the provisions of this Section relating to the restrictions on transfer of such Warrant or Warrant Shares.

     Each Warrant Certificate and each certificate representing Warrant Shares shall, until the Warrants or Warrant Shares represented by such certificates have been distributed to the public pursuant to an offering registered under the Securities Act, or until the Warrants or Warrant Shares may be sold by the holder pursuant to Rule 144(k) under the Securities Act, or until the Company has received an opinion of counsel, which may be counsel to the holder of such certificate, reasonably satisfactory to the Company, that such legend is not required under the Securities Act, bear a legend in substantially the following form:

                    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH OFFER, SALE, PLEDGE OR TRANSFER IS REGISTERED UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS OR EXEMPT FROM SUCH REGISTRATION. TRANSFER OF THESE SECURITIES IS ALSO SUBJECT TO CERTAIN RESTRICTIONS UNDER THE WARRANT AGREEMENT DATED JUNE 26, 2002, BETWEEN THE COMPANY AND EUREKA I, L.P.

     Warrant Certificates may be exchanged or combined at the option of the holder thereof for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants upon presentation thereof to the Company at its principal office, together with a written notice signed by the holder specifying the names and denominations in which the new Warrants are to be issued.

     Upon surrender of a Warrant Certificate to the Company at its principal office for transfer or exchange in accordance with this Section, the Company shall, without charge, execute and deliver a new Warrant Certificate of like tenor, and in the amount of the Warrants being transferred, in the name of the assignee named in the instrument of assignment and, if the holder's entire interest is not being assigned, in the name of the holder with respect to that portion not transferred, and the Warrant Certificate so surrendered shall promptly be canceled.

     Any new Warrant Certificate issued as a result of transfer, exchange or combining shall bear the legend required by the Intercreditor Agreement.

     Section 6. Terms of Warrants; Exercise of Warrants.

     Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised at any time during the period from (and including) the date of this Agreement until 5:00 p.m., Eastern time, on June 26, 2012 (such period being herein referred to as the "Exercise Period"), to receive from the Company the number of Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. The Warrant Shares issued to a Warrant holder upon exercise of its Warrants shall be fully paid, nonassessable and subject to no preemptive rights. Each Warrant not exercised prior to the expiration of the Exercise Period shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

     During the Exercise Period, each Warrant holder may exercise, at any time or from time to time, some or all of the Warrants represented by its Warrant Certificates by (1) surrendering to the Company at its principal office such Warrant Certificates with the Form of Election to Purchase attached thereto duly filled in and signed, with signatures guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc., and (2) paying to the Company the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then being exercised. Warrants shall be deemed exercised on the date Warrant Certificates representing such Warrants are surrendered to the Company, accompanied by the Form of Election to Purchase as provided above, and payment of the Exercise Price for such Warrants is received by the Company, and the Warrant Shares in respect of which the Warrants are exercised shall be deemed issued on that date, and the Person in whose name the certificate representing the Warrant Shares is to be issued shall be deemed the holder of such Warrant Shares as of that date for all purposes. Payment of the aggregate Exercise Price by the Warrant holder shall be made by check payable to the order of the Company or by wire transfer of immediately available funds, as the holder shall elect.

     In addition to the rights of the holders under the preceding provisions of this Section, each holder shall have the right, in lieu of paying the Exercise Price in cash, to instruct the Company to reduce the number of shares of Common Stock thereafter eligible to be purchased by such holder pursuant to Warrants held by it in accordance with the following formula:

                                  P
                      N =   -------------
                              ( M - E )
where:

       N = the number of shares of Common Stock to be subtracted from remaining number of Warrant Shares purchasable upon exercise of such holder's Warrants; and

       P = the aggregate Exercise Price otherwise payable for the shares issuable upon exercise of the Warrants; and

       M  =  the Market Price determined as of the date of such exercise; and

       E  =  the Exercise Price on the date of such exercise.

     Subject to the provisions of Section 7, upon the exercise of any Warrants, the Company shall issue and cause to be delivered with all reasonable dispatch (but in any event within ten Business Days) to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants, together with such other property, including cash, which shall be deliverable upon such exercise.

     Notwithstanding any other provision of this Agreement or the Warrants, but subject to the terms of the Intercreditor Agreement, the Company shall have the option in lieu of delivering shares of Common Stock upon exercise of Warrants, to deliver cash in an amount equal to the number of shares of Common Stock otherwise deliverable times the Market Price per share of the Common Stock on the date of exercise.

     The Warrants shall be exercisable at any time or from time to time during the Exercise Period, at the election of the holders thereof, either in full or from time to time in part, and if fewer than all of the Warrants represented by a Warrant Certificate are exercised, a new certificate evidencing the Warrants not exercised will be issued by the Company at the Company's expense, to the holder of such Warrants with all reasonable dispatch (but in any event within ten Business Days). All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Company.

     Section 7. Payment of Taxes.

     The Company will pay all documentary stamp taxes attributable to the initial issuance of the Warrants or the initial issuance of the Warrant Shares upon the exercise of Warrants; but the Company shall not be required to pay any transfer tax which may be payable in respect of any transfer involved in the issuance of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant Certificate surrendered for exercise or transfer of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificate or certificates representing such Warrant Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section 8. Mutilated or Missing Warrant Certificates.

     In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for, upon surrender of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate. The new Warrant Certificate shall be dated the date of issuance of the lost, stolen or destroyed Warrant Certificate and shall bear the legends required by Section 5. Applicants for such substitute Warrant Certificates shall also comply with any other reasonable requests of the Company, including, without limitation, in the case of any such loss, theft or destruction, a request to provide an indemnity bond, the form and issuer of which shall be satisfactory to the Company, except that neither the Purchaser, any of its Affiliates nor any other institutional investor shall be required to furnish an indemnity bond if it furnishes to the Company an unsecured indemnity agreement in customary form.

     Section 9. Reservation of Warrant Shares.

     The Company will at all times reserve and keep available, free from preemptive rights and liens, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

     Section 10. Certain Other Agreements of the Company.

          (a) The Company hereby covenants and agrees that (1) all Warrant Shares will upon issuance be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges, and will upon issuance be listed, on each national securities exchange or trading market, if any, on which other shares of the same class are then listed; (2) the Company will not increase the par value of the shares of Common Stock receivable upon the exercise of the Warrants above the Exercise Price then in effect; (3) during the Exercise Period, without the consent of the holders of a majority in interest of the Warrants and Warrant Shares, the Company will not authorize any new class of Common Stock (as defined in Section 12) that differs from the Common Stock (as constituted on the date of this Agreement) in any respect other than voting rights; (4) the Company will not authorize any Preferred Stock without the written consent of the holders of a majority of the Warrants and Warrant Shares; (5) before or within a reasonable time after taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock (but in any case not later than the next annual or special meeting of stockholders), the Company will use commercially reasonable efforts to take all such corporate action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Exercise Price upon the exercise of the Warrants (it being understood that failure to obtain the appropriate action despite the Company's use of commercially reasonable efforts will not constitute a violation of this Agreement); and
     (6) the Company will not take any action which results in any adjustment of the Exercise Price if the total number of Warrant Shares issuable after the action upon the exercise of the Warrants (including any additional Warrants issued pursuant to Section 11) would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

          (b) The holders of a majority of the outstanding Warrants have the right (so long as the outstanding Warrants represent the unexercised right to purchase during the Exercise Period at least one-half of the Warrant Shares originally covered by the Warrants initially issued hereunder) to appoint one observer who shall have the right to attend all meetings of the board of directors of the Company and all committee meetings of such board; provided, however, that, so long as the holders of the Series A Preferred Stock, the Notes or the Warrants shall have the right to appoint such an observer, all shall appoint the same observer, the identity of which will be determined (i) by the requisite holders of the Notes until the principal and interest of the Notes are repaid in full, (ii) thereafter, by the holders of a majority of the outstanding Warrants, and (iii) thereafter, by the holders of the majority of the issued and outstanding Series A Preferred Stock. Notwithstanding anything to the contrary, the Company shall be entitled to exclude such observer from any board discussions (and withhold any related materials) materially affecting the relationship of the Company or any of its Subsidiaries to any holder of Series A Preferred Stock, the Warrants or the Notes.

          (c) During the Exercise Period, the Company will permit any representatives designated by the holders of a majority of the Warrants, during normal business hours and upon reasonable notice to (1) visit and inspect any of the properties of the Company and its Subsidiaries, (2) examine the corporate and financial records of the Company and its

     Subsidiaries and make copies thereof or extracts therefrom and (3) discuss the affairs, finances and accounts of any such companies with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries; provided, that in no event shall such inspection impede or interrupt the normal business operations of the Company. The Company will reimburse the holders of the Warrants for their reasonable expenses (including travel) incurred under the preceding sentence for not more than one such examination per year. The presentation of an executed copy of this Agreement by the holders of a majority of the Warrants to the Company's independent accountants will constitute the Company's permission to its independent accountants to participate in discussions with such persons. The holders of the Warrants and their designated representative shall maintain the confidentiality of any confidential and Proprietary Information so obtained by them or obtained from any board observer which is not otherwise available from other sources that are free from similar restrictions; provided, however, that the foregoing shall in no way limit or otherwise restrict the ability of the holders of the Warrants or such authorized representatives to disclose any such information concerning the Company which they may be required to disclose (i) to their partners to the extent required to satisfy their fiduciary obligations to such persons (so long as such partners agree to be bound by the confidentiality provisions hereof), or (ii) otherwise as required by law. The holders of the Warrants and Warrant Shares (i) acknowledge that they may, from time to time, be in possession of non-public information regarding the Company as a result of the information rights granted to them hereunder, and (ii) agree not to trade in the securities of the Company while in possession of any material, non-public information in violation of applicable law.

          (d) During the Exercise Period, the Company will furnish each holder of Warrants with the following:

               (i) As soon as  practicable,  and in any case within  thirty (30)
          days after the end of each calendar month, the monthly management reporting package in the form customarily prepared by the Company from time to time, but minimally including (A) an unaudited balance sheet as of the last day of such month, (B) an unaudited statement of income for such month, together with a cumulative statement of income from the first day of the then current fiscal year to the last day of such month, and (C) a statement of cash flows for such month and a comparison between the actual figures for such month and the comparable figures (with respect to clauses (A) and (B) only) for the prior year period, along with management commentary. The foregoing financial statements shall be accompanied by an Officers' Certificate to the effect that such statements fairly present in all material respects the financial position and financial results of the Company for the fiscal period covered, qualified by the fact that the Company may need to make adjustments to the foregoing figures as determined by the Company's auditors in accordance with generally accepted accounting procedures.

               (ii) As soon as practicable and in any event within 90 days after the end of each fiscal year commencing with the fiscal year ending March 31, 2002, an annual independent certified audit prepared by nationally recognized certified public accountants.

               (iii) Not later than the beginning of each fiscal year, an annual operating plan with budget for the Company, including the Company's capital budget, for the coming fiscal year.

               (iv) Promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations and financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided pursuant to this Section 7.2).

               (v) Within fifteen days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its shareholders and/or lenders and copies of all registration statements and all regular, special or periodic reports which it files, with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's business.

               (vi) From time to time upon request of any holder of Warrants, such other information as the Company is required by law to furnish to as any stockholder on request.

          (e) If for any period the Company shall have any Subsidiary or Subsidiaries, then in respect of such period the financial statements delivered pursuant to subsections (i) and (ii) of Section 10(d) shall include consolidating (unaudited) and consolidated financial statements of the Company and its Subsidiaries.

          Section 11. Adjustment on Liquidity Event.

          (a) Adjustment. If a Liquidity Event occurs, at the option of any holder of Warrants the number of Warrant Shares issuable upon exercise of the Warrants shall be increased, if necessary (but not decreased), so that each of the investment thresholds set forth in the following table opposite the period in which the Liquidity Event occurs is met, determined in each case (1) with reference to the value implicit in the Liquidity Event of the Warrant Shares issuable (after such adjustment) upon exercise of all of the Warrants, and (2) on the assumption that all outstanding Convertible Securities (including Convertible Securities issuable upon exercise of outstanding options), warrants and other rights are exercised, converted or exchanged, and all shares of Common Stock issuable upon such exercise, converted or exchanged are issued:

         Period (dates               Internal Rate        Investment
          Inclusive)                   of Return           Multiple
--------------------------------    ---------------     --------------
  June 27, 2002, through                  32%                2.50
  June 26, 2005
  June 27, 2005, through                  32%                2.75
  June 26, 2006
  June 27, 2006 and thereafter            32%                3.00

     (b) Definitions. For purposes of this Section:

               (1) "Liquidity Event" means (A) the sale, lease, abandonment, transfer or other disposition of all or substantially all the stock or assets of the Company, including by merger, consolidation or otherwise, (B) the dissolution, liquidation or winding up of the Company, (C) the occurrence of a Change of Control, or (D) a Qualified Public Offering.

               (2) A "Change of Control" occurs when, as the result of the issuance of securities by the Company or the disposition of outstanding securities of the Company by the holders thereof, by merger, or by any other transaction, (i) members of the Siegel Family collectively own less than 22.5% of the combined voting power of all classes of Voting Securities, or (ii) any "person" or group of persons (within the meaning of section 13(d) of the Securities Exchange Act of 1934 or Rule 13d-5 thereunder) (other than one or more members of the Siegel Family or holders of the Series A Preferred Stock, Warrants or shares of Common Stock issued as a result of conversion of the Series A Preferred Stock or exercise of the Warrants), becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, except that a person shall be deemed to be the beneficial owner of all securities that such person has the right to acquire before or after the expiration of any period of time specified in such rule) of Voting Securities with combined voting power equal to or greater than 35% of combined voting power of all outstanding Voting Securities. In determining the percentage of voting power of all Voting Securities held by any Person (or "person"), all Voting Securities issuable upon the exercise, conversion or exchange of outstanding options, warrants, convertible securities or other rights to purchase or subscribe for Voting Securities shall be deemed to be outstanding.

               (3) "Voting Securities" means securities entitled in ordinary circumstances to vote generally in the election of directors of the Company.

               (4) "Siegel Family" means (1) Todd E. Siegel, his siblings, the descendants of Todd E. Siegel and his siblings, and the spouses of any of the foregoing persons; and (2) any general or limited partnership (including Jade Partners), trust (including the Siegel Family Trust) or other entity all of whose partners, beneficiaries or other owners are Persons described in clause (1).

               (5) "Qualified Public Offering" means the first issuance and sale after the date of this Agreement by the Company, pursuant to a registration statement that becomes effective under the Securities Act, of securities (other than senior debt securities that are neither Convertible Securities nor issued as part of an offering that includes equity securities or Convertible Securities) for net proceeds to the Company of $15,000,000 or more.

               (6) "Internal Rate of Return" means the per annum discount rate (calculated on the basis of daily compounding) that, when applied to each payment in cash of principal of, interest on, and prepayment fee in connection with, the Notes and to the proceeds received (or deemed received pursuant to paragraph (B)) by the Warrant holders pursuant to a Liquidity Event, results in an aggregate present value as of the Weighted Average Issue Date equal to the aggregate purchase price paid by the Purchaser for the Notes and the Warrants. For this purpose:

                    (A) "Weighted  Average Issue Date" means the date determined by (i) multiplying the aggregate issue price of each separate issuance of Notes and Warrants by the number of days between the date of such issuance and the date of the Liquidity Event; (ii) adding together the amounts determined under clause (A); (iii) dividing the result obtained under clause (ii) by the aggregate issue price of all Notes and Warrants issued before the date of the Liquidity Event; and (iv) counting backward from the date of the Liquidity Event the number of days so determined; and

                    (B) if the Liquidity Event is a Qualified  Public  Offering,
               the Internal Rate of Return will be calculated on the assumption that all Warrants are exercised and all Warrant Shares are sold at the public offering price, whether or not any Warrants are in fact exercised or any Warrant Shares are in fact sold.

               (7)  "Investment  Multiple" means the result obtained by dividing
          (A) the sum of (i) the aggregate amount paid in cash on account of the principal of, interest on and prepayment fee in connection with the Notes; plus (ii) the proceeds received (or deemed received pursuant to the next sentence) by the Warrant holders pursuant to a Liquidity Event, by (B) the aggregate purchase price paid by the Purchaser for the Notes and the Warrants. For this purpose, if the Liquidity Event is a Qualified Public Offering, the Investment Multiple will be calculated on the assumption that all Warrants are exercised and all Warrant Shares are sold at the public offering price, whether or not any of the Warrants are in fact exercised or any of the Warrant Shares are in fact sold.

          (c) Ratable Treatment. All additional Warrants issued pursuant to this Section will be apportioned among the Warrant holders in proportion to the number of Warrants held by each immediately before the Liquidity Event that causes the adjustment.

          (d) Issuance of Additional Warrant Certificates. Promptly (and in any event within ten Business Days) after the occurrence of any adjustment under this Section, the Company will execute and deliver to each Warrant Holder one or more additional Warrant Certificates for the additional Warrants to be issued on account of such adjustment, except that if it shall be necessary for the Warrant Holders to possess or deliver Warrants or certificates representing Warrant Shares in order to participate in the related Liquidity Event, the Company will execute and deliver Warrant Certificates in sufficient time for the Warrant Holders to exercise the Warrants evidenced thereby and obtain all share certificates necessary for them to participate in the Liquidity Event.

          (e) Limitation. The number of Warrants that the Company shall be required to issue pursuant to this Section shall not exceed 12,500,000, less the number of shares of Common Stock issued by the Company pursuant to
     Section 11 of the Registration Rights Agreement dated the date hereof between the Company and the Purchaser.

     Section 12. Dilution Adjustments and Related Provisions.

     The number of shares of Common Stock purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Section. Any reduction in the Exercise Price is subject to subsection (k). For purposes of this Section, "Common Stock" means the Common Stock (as defined in Section 14) and any other stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

          (a) Adjustment for Change in Capital Stock. If at any time after the date hereof, the Company:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (3) combines its outstanding shares of Common Stock into a smaller number of shares;

               (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

               (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the number of shares of Common Stock purchasable upon exercise of the Warrants and the Exercise Price, as in effect immediately prior to such action, shall be adjusted so that the holders may receive upon exercise of the Warrants and payment of the same aggregate consideration the number of shares of capital stock of the Company which the holders would have owned immediately following such action if the holders had exercised the Warrants immediately prior to such action. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If after an adjustment a holder of a Warrant upon exercise may receive shares of two or more classes or series of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes or series of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class or series of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) Adjustment for Common Stock Issuances. If at any time after the date of this Agreement the Company issues (other than in an Exempt Issuance or in a transaction described in subsection (a) or (e)) shares of Common Stock for a consideration per share less than the Market Price, determined as of the date of issuance of such shares, the Exercise Price shall be reduced in accordance with the following formula:

                                    P
                            O +  -------
                                    M
                    EP9 = EP x -----------
                                   O9

where:  EP9  =  the adjusted Exercise Price;

        EP   =  the then current Exercise Price;

        O    =  the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares;

        P    =  the aggregate consideration received for the issuance of such additional shares;

        M    =  the Market Price, determined as of the date of issuance of such shares; and

        O9   =  the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

The adjustment shall be made successively whenever any such issuance occurs, and shall become effective immediately after such issuance.

     (c) Adjustment for Convertible Securities Issuance. If at any time after the date hereof the Company issues (other than in an Exempt Issuance or in a transaction described in subsection (a)) any Convertible Securities for an aggregate consideration which, when added to the aggregate consideration payable for the number of shares of Common Stock initially deliverable upon conversion, exchange or exercise of such Convertible Securities, is less than the product of such number of shares of Common Stock and the Market Price, determined as of the date of issuance of such Convertible Securities, the Exercise Price shall be reduced in accordance with the following formula:

                                    P
                            O +  -------
                                    M
                    EP9 = EP x -----------
                                  O + C


where:  EP9  =  the adjusted Exercise Price.

        EP   =  the then current Exercise Price;

        O    =  the number of shares of Common Stock outstanding immediately prior to the issuance of such Convertible Securities;

        P    =  the sum of the aggregate consideration received for the issuance of such Convertible Securities plus the additional consideration, if any, payable upon conversion, exchange or exercise of such Convertible Securities at the initial conversion, exchange or exercise rate;

        M    =  the Market Price, determined as of the date of issuance of such Convertible Securities; and

        C    =  the maximum number of shares deliverable upon conversion, exchange or exercise of such Convertible Securities at the initial conversion, exchange or exercise rate.

The adjustment shall be made successively whenever any such issuance occurs, and shall become effective immediately after such issuance. If all of the Common Stock deliverable upon conversion, exchange or exercise of such Convertible Securities has not been issued when such Convertible Securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such Convertible Securities.

          (d) Adjustment for Rights Issue. If at any time after the date hereof the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock or Convertible Securities at a price per share (or with an initial conversion, exchange or exercise price per share) less than the Market Price per share on that record date, the Exercise Price shall be reduced in accordance with the following formula:

                                        M
                       EP9  =  EP x  -------
                                      O + N


 where:   EP9  =  the adjusted Exercise Price;

          EP   =  the then current Exercise Price;

          O    =  the number of shares of Common Stock outstanding on the record date;

          N    =  the number of additional shares of Common Stock covered by the rights, options, warrants or Convertible Securities;

          P    =  the offering price per share (including the initial
                  conversion, exchange or exercise price, in the case of Convertible Securities) of the additional shares; and

          M    =  the Market Price determined as of the record date.

The adjustment pursuant to this subsection shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

          (e) Adjustment for Distribution on or Purchase or Redemption of Common Stock. If at any time after the date hereof the Company or any Subsidiary of the Company (1) distributes to the holders of Common Stock any of the assets (including cash), debt securities, preferred stock, or rights to purchase debt securities, preferred stock or common stock of the Company or any of its Subsidiaries, or (2) redeems, purchases or otherwise acquires for value any shares of Common Stock, the Exercise Price shall be reduced in accordance with the following formula:


                              (M x O) - F
               EP9  =  EP x  -------------
                               M x (O - N)

where:    EP9  =   the adjusted Exercise Price;

          EP   =   the then current Exercise Price;

          M    =   the Market Price determined as of the date on which
                   the distribution, redemption, purchase or acquisition occurs;

          O    =   the number of shares of Common Stock outstanding immediately before the distribution, redemption, purchase or acquisition;

          F    =  the aggregate amount of cash plus the Fair Market Value of the aggregate non-cash consideration or securities distributed to holders of Common Stock or paid for all shares of Common
                  Stock so redeemed, purchased or acquired; and

          N    =  the number of shares of Common Stock so redeemed, purchased or acquired.

No adjustment shall be required under this subsection on account of the first $50,000 paid by the Company after the date hereof to acquire odd lots (less than 100 shares) of Common Stock.

          (f) No Increase in Exercise Price. In no event shall any adjustment made pursuant to subsection (b), (c), (d) or (e) increase the Exercise Price.

          (g) Adjustment in Number of Warrant Shares. Upon each adjustment in the Exercise Price pursuant to any provision of this Section, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect immediately thereafter, determined without reference to subsection (k). All calculations under this Section shall be made to the nearest ten-thousandth of a cent and to the nearest hundredth of a share.

          (h) Deferral of De Minimis Adjustments. No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least one percent in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any later adjustment.

          (i) Consideration Received. In any calculation of consideration received for purposes of this Section, the following shall apply:

               (1) in the case of the issuance of shares of Common Stock or Convertible Securities for cash, the consideration shall be the amount of such cash, before deduction for commissions, discounts and other expenses of the issuance; and

               (2) in the case of the issuance of shares of Common Stock or Convertible Securities for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof.

          (j) When No Adjustment Required. No adjustment need be made for a change in the par value, or from par value to no par value, or from no par value to par value, of the Common Stock. To the extent the holders become entitled to receive cash upon exercise of the Warrants, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          (k) Par Value. Notwithstanding any other provision of this Section, no adjustment to the Exercise Price shall reduce the Exercise Price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the Exercise Price to such par value. However, in applying subsection (g), the "Exercise Price in effect immediately thereafter" shall be determined without regard to this subsection.

               (l) Notice of Certain Transactions. If:

                    (1) the  Company  takes any  action  that  would  require an adjustment in the Exercise Price pursuant to this Section,

                    (2) the  Company  takes  any  action  that  would  require a supplemental Warrant Agreement pursuant to subsection (m),

                    (3) there is a liquidation or dissolution of the Company, or

                    (4) a Liquidity Event occurs,

     the Company shall mail to Warrant holders a notice describing the event and stating applicable record date or, if there is no record date, the effective date. The Company shall mail the notice at least 30 days before such date if practicable, but in any event not less than ten days before the time the Warrant holders would be required to exercise their warrants in order to participate in the transaction on the same basis as holders of Common Stock. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

          Whenever the Exercise Price or the number of shares of Common Stock purchasable under the terms of the Warrants shall be adjusted pursuant to this Section, the Company shall as soon as practicable prepare a certificate signed by its President or a Vice President setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, the Market Price (if applicable), and the number of shares of Common Stock purchasable after giving effect to such adjustment, and shall as soon as practicable cause copies of such certificate to be mailed (by first class, postage prepaid) to the registered holders of the Warrants.

     (m) Reorganization of the Company.

          If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person (other than to one of its Wholly-Owned Subsidiaries), upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the record date (or, if none, the effective date) of the transaction. Concurrently with and as a condition of the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made (any such person, the "Successor Guarantor"), shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The Successor Guarantor shall mail to Warrant holders a copy of the supplemental Warrant Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the surviving transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

          Notwithstanding the preceding paragraph, in the case of any merger, reverse stock split, or other transaction in which the Common Stock shall be converted into the right to receive a consideration consisting solely of cash, then each holder of a Warrant, without having to take any action other than the surrendering of such Warrant to the Company, shall receive an amount equal to the amount (if any) by which the price per share payable to, or which would be received by, any holder of Common Stock in connection with such transaction exceeds the Exercise Price effective at that time.

          If this subsection applies, subsections (a), (b), (c), (d) and (e) do not apply.

          (n) Form of Warrants. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

          (o) Violation of Purchase Agreement. Nothing in this Section shall be deemed to waive any restriction on the Company set forth in the Purchase Agreement or elsewhere in this Agreement.

     Section 13. No Impairment.

     The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (1) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and
(2) will not take any action which results in any adjustment of the Exercise Price if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purposes of issue upon such exercise.

     Section 14. Definitions.

     The following terms shall have the following meanings:

     "Affiliate" of any Person means any other Person that controls, is controlled by or is under common control with such Person.

     "Business Day" means any day on which the New York Stock Exchange is open for trading.

     "Change of Control" is defined in Section 11(b).

     "Common Stock" means the Common Stock, par value $0.01 per share, of the Company as constituted on the date of this Agreement, except as otherwise provided in Sections 10(a)(3) and 12 and in the definition of "Convertible Securities."

     "Convertible Securities" means securities or obligations that are exercisable for, convertible into or exchangeable for shares of Common Stock (as defined in Section 12). The term includes options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other Convertible Securities.

     "Exempt Issuance" means (a) the issuance of Common Stock upon the exercise, conversion or exchange of Convertible Securities, (b) the issuance of Common Stock or Convertible Securities in a bona fide underwritten public offering, registered under the Securities Act, (c) the issuance of Common Stock pursuant to any plan of the Company for the reinvestment of dividends on the same class of capital stock, (d) the issuance after the date hereof for compensation purposes of options to purchase up to 155,500 shares of Common Stock to officers, employees, or directors of, or bona fide consultants to, the Company,
(e) the issuance of Common Stock pursuant to Section 2.C of the Executive Stock Appreciation Rights and Non Qualified Stock Option Agreement, dated as of February 6, 1995, between the Company and Todd E. Siegel, as amended October 28, 2000, and (f) the issuance of Common Stock pursuant to Section 3.c of, and Exhibit A to, the Employment Agreement, effective as of March 2, 2001, between the Company and Michael P. Conroy.

     "Exercise Period" is defined in Section 6.

     "Exercise Price" is defined in Section 1.

     "Fair Market Value" of property other than cash means (1) in the case of any security traded in the Nasdaq Stock Market, listed on a securities exchange or reported on the NASD OTC bulletin board, its Market Price, and (2) in all other cases, the fair market value of the property as determined in good faith by the Board of Directors of the Company, subject to the appraisal procedure described below. In connection with any transaction described herein that requires the determination of the Fair Market Value of property, the Company will notify the holders of the Warrants in writing of the terms of the transaction and of the amount determined by the Board of Directors to be the Fair Market Value of the property, including a description of the valuation method. If the holders of a majority of the Warrants believe that the Company's notice incorrectly states the Fair Market Value of the property, the holders of a majority of the Warrants may engage an independent appraisal firm selected by them (the "First Appraiser") to determine the Fair Market Value of the property. The report of the First Appraiser shall be conclusive on the question of the Fair Market Value of the property unless, within 15 Business Days after its receipt of the report of the First Appraiser, the Company appoints an independent appraisal firm (the "Second Appraiser") and notifies the holders of all Warrants of the identity of the Second Appraiser. If the reports of the First Appraiser and the Second Appraiser are within 10 percent of the lower of the two, report of the First Appraiser shall conclusively establish the Fair Market Value of the property. Otherwise, the First Appraiser and the Second Appraiser will jointly appoint a third appraiser reasonably satisfactory to the Company and the holders of a majority of the Warrants (the "Third Appraiser"). The report of the Third Appraiser shall be averaged with the report of the First Appraiser or the Second Appraiser, whichever shall be closer to that of the Third Appraiser, and the average shall conclusively establish the Fair Market Value of the property. Each appraiser will be instructed to complete its appraisal within 30 days after its appointment. The Company will permit all appraisers appointed hereunder to have reasonable access to its books and records, to its officers and employees, and to its accountants. The Company will pay the cost of the First Appraiser. If the adjustment based on the Fair Market Value as finally determined exceeds the adjustment based on the Fair Market Value stated in the Company's notice by more than 10 percent, the Company will pay the cost of the Second Appraiser; otherwise, the Warrant Holders will pay the cost of the Second Appraiser (in proportion to the number of Warrants held by each). The cost of the Third Appraiser will be paid half by the Company and half by the Warrant holders (in proportion to the number of Warrants held by each).

     "Holder" or "holder" means a registered holder of Warrants or of Warrant Shares.

     "Intercreditor Agreement" means the Subordination Agreement dated the date hereof among LaSalle Business Credit, Inc., the Purchaser, the Company and MTS Packaging, Inc., as in effect from time to time.

     "Internal Rate of Return" is defined in Section 11(b).

     "Investment Multiple" is defined in Section 11(b).

     "Liquidity Event" is defined in Section 11(b).

     "Market Price" of a security on (or determined as of) any day means the average of the last reported sale prices of such security as reported by the Nasdaq Stock Market or, if such security is listed on a securities exchange, the average of the last reported sale prices of such security on such exchange, which shall be for consolidated trading if applicable to such exchange, or, if not so reported, or if no sale shall have occurred on a particular trading day, the last reported bid price of such security, in each case for the five trading days immediately before such day. If a security is publicly traded, but not in the Nasdaq Stock Market or on a securities exchange, its Market Price is the average of the last reported bid prices of such security on the NASD OTC bulletin board for the five trading days immediately preceding such day. If a security is not reported on the NASD OTC bulletin board, its Market Price is its Fair Market Value irrespective of any accounting treatment.

     "Notes" means the Company's 14% Senior Subordinated Notes issued pursuant to the Purchase Agreement.

     "Person" means an individual, corporation, partnership, limited liability company, trust or any other entity.

     "Purchase Agreement" is defined in the preamble.

     "Qualified Public Offering" is defined in Section 11(b).

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Series A Preferred Stock" means the Company's Series A Convertible Participating Preferred Stock, par value $0.0001 per share.

     "Siegel Family" is defined in Section 11(b).

     "Subsidiary" means (1) any partnership in which the Company or any Subsidiary of the Company is a general partner, (2) any Person in which the Company and its Subsidiaries collectively own a majority of the equity interests, and (3) any Person of which securities having a majority of the ordinary voting power in electing the board of directors or comparable body are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

     "Warrant Certificate" is defined in Section 2.

     "Warrant Shares" means shares of Common Stock (and any other securities or property) issued or issuable upon exercise of the Warrants.

     "Warrants" means the Warrants to purchase shares of Common Stock issued or to be issued by the Company pursuant to Section 1 or pursuant to an adjustment under Section 11 or 12.

     "Wholly-Owned   Subsidiary"  means  any  Subsidiary,   all  of  the  equity
securities of which are owned by the Company or another Wholly-Owned Subsidiary.

     Section 15. Fractional Shares.

     The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants, but it may elect to do so, and if fractional Warrant Shares are issued, the Company need not carry the fraction to more than three decimal places. In lieu of issuing fractions, or smaller fractions, of a share, the Company may, subject to the terms of the Intercreditor Agreement, pay the holder cash equal to the product of (1) any fraction of a Warrant Share otherwise issuable and (2) the excess of the Market Price of a share of Common Stock (determined as of the date of exercise) over the Exercise Price.

     Section 16. No Rights as Stockholders.

     Nothing contained in this Agreement shall be construed as conferring upon the holder or any transferee of any Warrant prior to the time of the exercise thereof, the right to vote, to receive dividends or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company, or otherwise to enjoy the rights of a stockholder of the Company.

     Section 17. Right of First Offer.

          (a) Except as provided in subsection (b), the Company shall, prior to any proposed issuance by the Company of any of its securities, offer to each Holder by written notice the right, for a period of 30 days, to purchase all or any part of such securities for cash at an amount equal to the price or other consideration for which such securities are proposed to be issued.

          (b) Subsection (a) shall not apply (1) to debt securities that are neither Convertible Securities nor issued as part of a transaction that includes equity securities or Convertible Securities; or (2) to securities issued (A) pursuant to an Exempt Issuance, (B) as consideration for the acquisition from an unaffiliated third party of all or part of another business (whether by purchase of stock or assets or otherwise), or (C) in a transaction described in Section 12(a).

          (c) The Company's written notice to the Holders shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms. Each Holder may accept the Company's offer as to the full number of securities offered or any lesser number, by written notice thereof given by it to the Company and to the other Holders prior to the expiration of the aforesaid 30-day period, in which event the Company shall promptly sell and each Holder shall buy, upon the terms specified, the number of securities agreed to be purchased by such Holder. The Company shall be free at any time prior to 90 days after the date of its notice of offer to the Holders, to offer and sell to any third party or parties the securities not agreed by the Holders to be purchased by them, at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Holders. However, if such third party sale or sales are not consummated within such 90-day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section.

          (d) If the Holders in the aggregate elect to purchase more securities than the Company proposes to issue, each Holder shall purchase such securities (1) in the proportion that all electing Holders shall agree among themselves in writing, notice of which shall be given in writing to the Company not later than one business day before the issuance, sale and purchase is scheduled to be completed, or (2) failing such agreement in the proportion that the amount of securities that such Holder elects to purchase bears to the amount of securities elected to be purchased by all Holders.

     Section 18. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by overnight courier, facsimile transmission or registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the other parties:

                  If to the Company:

                  Medical Technology Systems, Inc.
                  12920 Automobile Boulevard
                  Clearwater, Florida  33729
                  Fax:  727-540-0547
                  Attention:   Todd E. Siegel,
                               President and Chief Executive Officer

and if to a Warrant holder, to its address shown from time to time on the register maintained by the Company pursuant to Section 4.

All such notices and communications shall be deemed to have been received in the case of (a) facsimile transmission, on the date sent, (b) personal delivery, on the date of such delivery, (c) overnight courier, on the first business day following delivery to such courier and (d) mailing, on the fifth day after the posting thereof.

     Section 19. Supplements and Amendments.

     Any amendment or supplement to this Agreement shall require the written consent of the Company and the registered holders of a majority of the Warrants then outstanding, except that the consent of each holder of a Warrant affected shall be required for any amendment to this Agreement that would increase the Exercise Price or decrease the number of shares of Common Stock purchasable at the time of such amendment upon exercise of Warrants, other than pursuant to adjustments provided in this Agreement.

     Section 20. Successors.

     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Purchaser shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

     Section 21. Benefits of this Agreement.

     Nothing in this Agreement shall be construed to give to any Person other than the Company, the Purchaser and the registered holders of the Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Purchaser and the registered holders of the Warrants.

     Section 22. Counterparts; Effectiveness.

     This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. A signature page delivered by facsimile transmission shall be the equivalent of an original signed copy of this Agreement for all purposes. This Agreement shall become effective on the date on which each party hereto shall have received counterparts hereof executed by each of the parties hereto.

     Section 23. Entire Agreement.

     This Agreement, the Purchase Agreement and the Transaction Documents embody the entire agreement and understanding among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

     Section 24. Severability.

     If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction because of the conflict of such provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

     Section 25. Governing Law.

     All issues and questions concerning the construction, validity, interpretation and enforcement of this Warrant Agreement shall be governed by the laws of the State of Delaware. The parties hereby waive any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal, as of the day and year first above written.

                                MEDICAL TECHNOLOGY SYSTEMS, INC.

                                By___________________________
                                  Name:
                                  Title:


                                EUREKA I, L.P.

                                By: EUREKA MANAGEMENT, L.P.,
                                    its sole general partner

                                By: BERWIND CAPITAL PARTNERS, LLC,
                                    its sole general partner


                                By:________________________________
                                   Christine C. Jones,
                                   President

                                    EXHIBIT A
                              to Warrant Agreement

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH OFFER, SALE, PLEDGE OR TRANSFER IS REGISTERED UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS OR EXEMPT FROM SUCH REGISTRATION. TRANSFER OF THESE SECURITIES IS ALSO SUBJECT TO CERTAIN RESTRICTIONS UNDER THE WARRANT AGREEMENT DATED JUNE 26, 2002, BETWEEN THE COMPANY AND EUREKA I, L.P.

No._____                                                        _______Warrants

                               Warrant Certificate

                        MEDICAL TECHNOLOGY SYSTEMS, INC.

     This Warrant Certificate certifies that __________ or its permitted assigns, is the holder of _______ Warrants (the "Warrants") expiring at 5:00 p.m., Eastern time on June 26, 2012 (the "Expiration Time"), to purchase shares of the Common Stock, par value $0.01 per share (the "Common Stock"), of Medical Technology Systems, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder, upon exercise, to receive from the Company, if exercised at or before the Expiration Time, one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the exercise price (the "Exercise Price") of $0.01 per share, payable as provided in the Warrant Agreement (defined below), upon surrender of this Warrant Certificate and payment of the Exercise Price at the principal office of the Company, subject to the conditions set forth herein and in the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as provided in the Warrant Agreement.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants of the Company and are issued or to be issued pursuant to a Warrant Agreement dated June 26, 2002 (the "Warrant Agreement"), between the Company and Eureka I, L.P., the initial purchaser of the Warrants. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitations or rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or holder of the Warrants). A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

        All issues and questions concerning the construction, validity, interpretation and enforcement of this Warrant Certificate shall be governed by the laws of the State of Delaware without regard to principles of conflicts of laws.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

                                             MEDICAL TECHNOLOGY SYSTEMS, INC.


Dated    ________________                   By_____________________________
                                              Name:
                                              Title:

                          FORM OF ELECTION TO PURCHASE

                                                      Dated _________________


     The undersigned, being duly authorized, hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ___________________ shares of Common Stock and hereby:

                                   (check one)

        [  ]1    makes payment of $_________ in payment of the
                 Exercise Price thereof.

        [  ]2    instructs the Company pursuant to the third
                 paragraph of Section 6 of the Warrant Agreement to reduce the number of shares of Common Stock eligible to be purchased by the undersigned by _______ shares.


                                    * * * * *


                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name  __________________________________________________________
             (please typewrite or print in block letters)

Address  _______________________________________________________

                           Signature/Title ________________________________

               Note: The signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate.


Taxpayer Identification Number of holder  _________________________


Signature Guarantee _______________________________

                                 ASSIGNMENT FORM


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

      Name  ______________________________________________
             (please typewrite or print in block letters)

     Address _____________________________________________

     Taxpayer Identification No.__________________________


               its right represented by this Warrant Certificate to purchase ____________ shares of Common Stock and does hereby irrevocably constitute and appoint attorney-in-fact to transfer the same on the books of the Company with full power of substitution in the premises.

Date:  ____________________

Signature/Title  __________________________________________

                    Note: The signature must conform in all respects to name of the holder as specified on the face of this Warrant Certificate.

Taxpayer Identification number of transferor __________________________


Signature Guarantee _________________________